UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 28, 2023, First Foundation Inc. (the “Company”) issued a press release announcing the entry into the Litigation Settlement Agreement described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously disclosed, Driver Opportunity Partners I LP, Driver Management Company LLC and J. Abbott Cooper (collectively, “Driver”) submitted documents (collectively, the “Nomination Notice”) to the Company purporting to provide notice of its intent to nominate two director candidates (the “Driver Nominees”) for election to the board of directors of the Company (the “Board”) at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Company determined that the Nomination Notice was invalid due to its failure to comply with the bylaws of the Company (the “Bylaws”) and informed Driver of this determination on February 22, 2023. That same day, one Driver Nominee withdrew her purported candidacy. Driver brought a lawsuit, initially filed on March 7, 2023 and subsequently amended (the “Action”), against the Company, all of its then-incumbent directors and certain officers (collectively, the “Defendants”) in the Delaware Court of Chancery (the “Chancery Court”). Driver sought a declaratory judgment that, among other things, the Nomination Notice complied with the Bylaws and that the remaining Driver Nominee was a valid director nominee for election at the Annual Meeting.

On April 25, 2023, the Company entered into a litigation settlement agreement (the “Litigation Settlement Agreement”) with Driver relating to the Action. Under the Litigation Settlement Agreement, Driver agreed to voluntarily dismiss the Action with prejudice. The Company agreed to accept the nomination of the remaining Driver Nominee and to permit the Driver Nominee to run for election to the Board at the Annual Meeting, while denying any wrongdoing or that Driver is entitled to any relief of any kind. The Company also agreed that, among other things, (1) the Board and the Nominating and Corporate Governance Committee shall have the exclusive authority to determine whether a nomination proposed to be made or any business proposed to be transacted by a record stockholder has been made in accordance with the Bylaws, (2) the Board and the Nominating and Corporate Governance Committee can rely in good faith on reports and opinions of officers and advisors in making determinations relating to the same and (3) the Company’s form questionnaire for directors, officers and director nominees shall be prepared not less than 30 days prior to the first date a shareholder can make a nomination under the Bylaws.

The Company and Driver also agreed to release each other from any liability arising out of or related to, among other things, the Annual Meeting and the Company’s rejection of the nomination of the Driver Nominees, which claims could have been asserted as of or prior to April 25, 2023.

The foregoing description of the Litigation Settlement Agreement is a summary only and is qualified in its entirety by reference to the full text of the Litigation Settlement Agreement, which is filed as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming Annual Meeting. The Company intends to file a definitive proxy statement and a BLUE universal proxy card with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2022 Annual Meeting of Stockholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at www.ff-inc.com or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2022. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.ff-inc.com.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Settlement Agreement dated April 25, 2023
99.2	Press Release dated April 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: April 28, 2023	By:	/s/ SCOTT F. KAVANAUGH
Scott F. Kavanaugh
President and Chief Executive Officer